Exhibit (h)(xxi) under Fom N-1A
                                           Exhibit 10 under Item 601/ Reg. S-K


                                     EXHIBIT A
                    to Shareholder Services Agreement with
               respect to the MTB Group of Funds (the "Funds")
                            dated August 22, 2003
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                Fund Name                            Share Class
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MTB Balanced Fund                               Class A, Class B and
                                               Institutional I Shares
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MTB Equity Income Fund                          Class A, Class B and
                                               Institutional I Shares
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MTB Equity Index Fund                           Class A, Class B and
                                               Institutional I Shares
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MTB Income Fund                                 Class A, Class B and
                                               Institutional I Shares
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MTB Intermediate-Term Bond Fund                 Class A, Class B and
                                               Institutional I Shares
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MTB International Equity Fund                   Class A, Class B and
                                               Institutional I Shares
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MTB Large Cap Growth Fund                       Class A, Class B and
                                               Institutional I Shares
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MTB Large Cap Stock Fund                        Class A, Class B and
                                               Institutional I Shares
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MTB Large Cap Value Fund                        Class A, Class B and
                                               Institutional I Shares
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MTB Managed Allocation Fund - Aggressive     Class A Shares and Class B
Growth                                                 Shares
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MTB Managed Allocation Fund -                Class A Shares and Class B
Conservative Growth                                    Shares
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MTB Managed Allocation Fund - Moderate       Class A Shares and Class B
Growth                                                 Shares
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MTB Maryland Municipal Bond Fund                Class A, Class B and
                                               Institutional I Shares
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MTB Mid Cap Growth Fund                         Class A, Class B and
                                               Institutional I Shares
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MTB Mid Cap Stock Fund                          Class A, Class B and
                                               Institutional I Shares
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MTB Money Market Fund                        Class A, Class B, Class S,
                                                  Institutional and
                                               Institutional I Shares
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MTB Multi Cap Growth Fund                       Class A, Class B and
                                               Institutional I Shares
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MTB New York Municipal Bond Fund                Class A, Class B and
                                               Institutional I Shares
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MTB New York Tax-Free Money Market Fund      Class A and Institutional I
                                                                          Shares
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MTB Pennsylvania Municipal Bond Fund            Class A, Class B and
                                               Institutional I Shares
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MTB Pennsylvania Tax-Free Money Market       Class A and Institutional I
Fund                                                   Shares
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MTB Prime Money Market Fund                     Institutional Shares
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MTB Short Duration Government Bond Fund         Class A, Class B and
                                               Institutional I Shares
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MTB Short-Term Corporate Bond Fund              Class A, Class B and
                                               Institutional I Shares
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MTB Small Cap Growth Fund                   Class A, Class B, Class C and
                                               Institutional I Shares
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MTB Small Cap Stock Fund                        Class A, Class B and
                                               Institutional I Shares
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MTB Tax-Free Money Market Fund               Class A and Institutional I
                                                      Shares
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MTB U.S. Government Bond Fund                   Class A, Class B and
                                               Institutional I Shares
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MTB U.S. Government Money Market Fund        Class A and Institutional I
                                                         Shares
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MTB U.S. Treasury Money Market Fund             Class A, Class S and
                                               Institutional I Shares
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MTB Virginia Municipal Bond Fund                   Class A Shares
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Shareholder Service Fees

1. During the term of this Agreement, the Provider is entitled to a fee, payable quarterly. This fee will be computed at the annual rate of .25% of the average net asset value of shares of the Funds held during the quarter in accounts for which the Provider provides Services under this Agreement, so long as the average net asset value of Shares in the Funds during the quarter equals or exceeds such minimum amount as the Funds shall from time to time determine and communicate in writing to the Provider. This fee may be waived by Provider from time to time at its own discretion.

2. For the quarterly period in which the Shareholder Services Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the quarter.

Revised:  January 11, 2006